UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 19, 2017
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South
Seattle, Washington 98104-7800
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07	Submission of Matters to a Vote of Security Holders
SIGNATURES

Section 5. Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders

Weyerhaeuser Company’s Annual Meeting of Shareholders was held on May 19, 2017. Proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, to vote on the following four items of business:

Proposal 1. Shareholders re-elected for one-year terms expiring at the Company's 2018 Annual Meeting of Shareholders the following nominees: Mark A. Emmert, Rick R. Holley, Sara Grootwassink Lewis, John F. Morgan, Sr., Nicole W. Piasecki, Marc F. Racicot, Lawrence A. Selzer, Doyle R. Simons, D. Michael Steuert, Kim Williams and Charles R. Williamson. The final vote results were as follows:

Nominee	Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
Mark A. Emmert	563,334,160	3,496,946	1,092,091	104,535,405
Rick R. Holley	557,270,351	9,613,057	1,039,789	104,535,405
Sara Grootwasink Lewis	557,138,309	9,796,060	988,828	104,535,405
John F. Morgan, Sr.	556,355,362	10,585,373	982,462	104,535,405
Nicole W. Piasecki	558,954,997	8,059,871	908,329	104,535,405
Marc F. Racicot	557,655,363	9,258,164	1,009,670	104,535,405
Lawrence A. Selzer	557,951,095	8,902,145	1,069,957	104,535,405
Doyle R. Simons	562,193,675	4,693,670	1,035,852	104,535,405
D. Michael Steuert	558,071,231	8,834,510	1,017,456	104,535,405
Kim Williams	561,840,007	5,131,290	951,900	104,535,405
Charles R. Williamson	560,054,365	6,876,392	992,439	104,535,405

Proposal 2. Shareholders approved, on an advisory and non-binding basis, the compensation of the company's named executive officers. The final vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
549,209,049	15,539,968	3,174,180	104,535,405

Proposal 3. Shareholders approved, on an advisory and non-binding basis, holding future advisory votes on the compensation of the company’s named executive officers annually (every year). The final vote results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
506,701,883	3,173,901	56,349,060	1,698,353	104,535,405

Proposal 4. Shareholders ratified, on an advisory and non-binding basis, the selection and appointment of KPMG LLP as the company’s independent registered public accounting firm for 2017. The final vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
662,290,684	8,758,591	1,409,327	-0-

Frequency of Future Advisory Votes on the Compensation of the Named Executive Officers

Weyerhaeuser Company’s Board of Directors recommended that the advisory vote on the compensation of the named executive officers be submitted on an annual basis. In light of that recommendation, and taking into account the voting results on Proposal 3, the Board of Directors has determined that it will continue to hold the advisory vote on the compensation of the company’s named executive officers on an annual basis until the next required shareholder vote on the frequency of this advisory vote.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Kristy T. Harlan
Name:	Kristy T. Harlan
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: May 22, 2017